UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2014 (February 21, 2014)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices, including zip code)

(562) 733-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 21, 2014, HCP, Inc., a Maryland corporation (the “Company”) completed its underwritten public offering of $350,000,000 aggregate principal amount of 4.20% senior unsecured notes due 2024 (the “Notes”).  The net proceeds of the offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $344.9 million, which the Company intends to use to repay $240 million outstanding under its bank line of credit, which borrowings were used, along with cash on hand, to repay at maturity (i) $400 million aggregate principal amount of the Company’s 2.70% Senior Notes due February 1, 2014 and (ii) $156 million aggregate principal amount of 5.70% mortgage debt due February 1, 2014. The Company intends to use the remaining net proceeds raised in the offering for general corporate purposes. Additional details related to this offering may be found in the Prospectus Supplement, dated February 12, 2014 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2014.

The Notes are governed by the terms of the Indenture, dated November 19, 2012 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), which was filed as Exhibit 4.1 to HCP’s Current Report on Form 8-K filed with the Commission on November 19, 2012, as supplemented by the Third Supplemental Indenture, dated February 21, 2014, between the Company and the Trustee (the “Supplemental Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on March 1, 2024, and the Company will pay interest on the Notes semi-annually on March 1 and September 1, beginning on September 1, 2014.  The Notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior unsecured indebtedness.

The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the “make-whole” amounts applicable to the Notes to be redeemed as set forth in the in the section titled “Description of the Notes — Optional Redemption” in the Prospectus Supplement.  In addition, the Notes are redeemable at a redemption price equal to 100% of the principal amount to be redeemed 90 days or fewer before their maturity.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (333-182824), originally filed with the Commission on July 24, 2012.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the form of the Notes.  Copies of the Supplemental Indenture and the form of the Notes are filed as exhibits hereto, and a copy of the Base Indenture has been previously filed, and each is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
4.1	Third Supplemental Indenture dated February 21, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.20% Senior Notes due 2024 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
4.1	Third Supplemental Indenture dated February 21, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.20% Senior Notes due 2024 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)